SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.



Date of Report (Date of Earliest event reported); November 22, 2000.


                        EUROPEAN AMERICAN RESOURCES, INC.
                        (Formerly Merlin Mining Company)
                        --------------------------------
             (Exact Name of Registrant as specified in its charter)


Delaware                              33-3492-D                   87-0443214
--------                              ---------                   ----------
State of                             Commission                   IRS Employer
Incorporation                         File No.                Identification No.

             400 Cleveland Street, Suite #901b, Clearwater, FL 33755
             -------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number: (813)298-0636

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 30, 2000

                                               EUROPEAN AMERICAN RESOURCES, INC.


                                                By:    /s/ Barry N. Klein
                                                  ------------------------------
                                                   Barry N. Klein, President/CEO

Item 5 - Other Events




     Effective November 22, 2000 there has been a material change in the Board of Directors of the company.

     As per the Special Meeting of Shareholders held on November 22, 2000 the following five members comprise of the current Board of Directors: Dale M. Hendrick, P. Eng., Robert C. Bryce, P. Eng., Evan Kechayans, M. Eng., John P. Sgarlat, and Mark Beloyan. The Special Meeting was also adopted by majority vote as the Company's Annual meeting for the year 2000.

     For further information, please contact the Issuer at (727)298-0636.